UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

LIGAND PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California 92037

(Address of principal executive offices) (Zip Code)

(858) 550-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, Ligand Pharmaceuticals Incorporated (“Ligand”) acquired CyDex Pharmaceuticals, Inc. (CyDex”), pursuant to the terms of an Agreement and Plan of Merger dated January 14, 2011 among Ligand, CyDex and Caymus Acquisition, Inc., a direct wholly-owned subsidiary of Ligand (“Merger Sub”). The acquisition, structured as a reverse triangular merger in which Merger Sub merged with and into CyDex, with CyDex as the surviving corporation (the “Merger”), was effected by the filing of the related certificate of merger with the Delaware Secretary of State on January 24, 2011. The further description of the Merger included in Ligand’s Current Report on Form 8-K filed on January 26, 2011 is included herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements Of Businesses Acquired.

The audited financial statements of CyDex contemplated by this Item are filed as Exhibit 99.1 to this Amendment No. 2 to Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information contemplated by this Item is are filed as Exhibit 99.2 to this Amendment No. 2 to Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

The following exhibits are attached to this Amendment No. 2 to Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited financial statements of CyDex Pharmaceuticals, Inc.

99.2	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: April 11, 2011
	By:	/s/ Charles S. Berkman
Name: Charles S. Berkman
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited financial statements of CyDex Pharmaceuticals, Inc.

99.2	Pro forma financial information